Companies and Business Acquired and Divested - Summary of Acquisition Date Fair Value of Consideration Transferred (Detail) - Payvision Holding BV [member] - EUR (€) € in Millions	Jun. 30, 2018	Mar. 13, 2018
Disclosure of fair value of contingent consideration [line items]
Cash paid	€ 213
Deferred consideration	25
Contingent consideration	22
Total purchase consideration	€ 260	€ 260